FEDERATED U.S. GOVERNMENT
SECURITIES FUND: 1-3 YEARS

INSTITUTIONAL SERVICE SHARES
INSTITUTIONAL SHARES
CLASS Y SHARES

-------------------------------------------------------------------------------
Supplement to the Prospectuses dated April 30, 2005.


Please delete the Prospectus section entitled "Frequent Trading
Policies" and replace it with the following:

FREQUENT TRADING POLICIES


     Given the short-term nature of the Fund's investments, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund's Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund's Shares. Regardless of their frequency or short-term nature, purchases and redemptions can have adverse effects on the management of the Fund's portfolio and its performance.





Federated Securities Corp., Distributor

Cusips31428M209
      31428M100
      31428M308

33403 (9/05)

                                                      September 2, 2005